                                                                    EXHIBIT 99.3

TSI International Software, Ltd. and Novera Software, Inc. Unaudited Pro Forma Condensed Consolidated Statements of Operations

December 31, 1998 Pro forma Information                  TSI Pro Forma as                     Pro forma (2)
                                                        adjusted for Braid      Novera (1)      Adjustments      Consolidated
                                                        ------------------     -----------   --------------      ------------
Total revenues                                          $       65,940,700     $ 2,457,000   $             -    $  68,397,700

Total cost of revenues                                          14,363,400         670,800                 -       15,034,200
                                                        ------------------     -----------   ---------------    -------------

     Gross profit                                               51,577,300       1,786,200                 -       53,363,500

     Operating expenses                                         46,208,900       5,823,300                 -       52,032,200
     Amortization of intangibles                                25,621,000               -        17,785,800       43,406,800
                                                        ------------------     -----------   ---------------    -------------

     Total operating expenses                                   71,829,900       5,823,300        17,785,800       95,439,000
                                                        ------------------     -----------   ---------------    -------------

     Operating loss                                            (20,252,600)     (4,037,100)      (17,785,800)     (42,075,500)

Borrowing expenses                                                 (10,900)        (44,500)           44,500          (10,900)
Investment income                                                  275,400          32,200           (81,100)         226,500
                                                        ------------------     -----------   ---------------    -------------

     Loss before income taxes                                  (19,988,100)     (4,049,400)      (17,822,400)     (41,859,900)

Provision for (benefit from) income taxes                       (3,400,100)              -        (1,538,800)      (4,938,900)
                                                        ------------------     -----------   ---------------    -------------

     Net Loss                                           $      (16,588,000)    $(4,049,400)  $  ($16,283,600)   $ (36,921,000)
                                                        ==================     ===========   ===============    =============

Net loss per share
     Basic                                              $            (0.74)                                     $       (1.52)
     Diluted                                            $            (0.74)                                     $       (1.52)

Average shares outstanding
     Basic                                                      22,506,264                                         24,296,180
     Diluted                                                    22,506,264                                         24,296,180

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

December 31, 1998 Pro Forma Information                                                 Pro Forma (3)           Pro Forma
                                                    TSI Historical      Braid (1)        Adjustments           as Adjusted
                                                    --------------      -----            -----------           -----------

Total revenues                                          $45,316,100    $20,624,600    $              -      $      65,940,700

Total cost of revenues                                    6,889,100      7,474,300                   -             14,363,400
                                                        -----------    -----------    ----------------      -----------------

     Gross profit                                        38,427,000     13,150,300                   -             51,577,300

     Operating expenses                                  33,660,600     13,385,600            (837,300)             6,208,900
     Amortization of intangibles                            303,000              -          25,318,000             25,621,000
                                                        -----------    -----------    ----------------      -----------------

     Total operating expenses                            33,963,600     13,385,600          24,480,700             71,829,900
                                                        -----------    -----------    ----------------      -----------------

     Operating income (loss)                              4,463,400       (235,300)        (24,480,700)           (20,252,600)

Borrowing expenses                                          (10,900)             -                   -                (10,900)
Investment income                                         2,025,400              -          (1,750,000)               275,400
                                                        -----------    -----------    ----------------      -----------------

     Income (loss) before income taxes                    6,477,900       (235,300)        (26,230,700)           (19,988,100)

Provision for  (benefit from) income taxes                 (678,900)       343,500          (3,064,700)            (3,400,100)
                                                        -----------    -----------    ----------------

     Net income (loss)                                  $ 7,156,800    $  (578,800)   $    (23,166,000)           (16,588,000)
                                                        ===========    ===========    ================      =================

Net Income (loss) per share
     Basic                                              $      0.35                                         $           (0.74)
     Diluted                                            $      0.30                                         $           (0.74)

Average shares outstanding
     Basic                                               20,299,006                                                22,506,264
     Diluted                                             23,815,608                                                22,506,264

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

September 30, 1999 Pro forma Information               TSI Pro Forma          Novera (1)       Pro forma (2)      Consolidated
                                                        as adjusted           ------            Adjustments       ------------
                                                        -----------                             -----------
Total revenues                                         $  72,067,800        $    1,448,000     $                  $  73,515,800

  Total cost of revenues                                  17,655,100             1,414,200                           19,069,300
                                                       -------------        --------------     ---------------    -------------

     Gross profit                                         54,412,700                33,800                           54,446,500

     Operating expenses                                   47,057,400             5,468,200                           52,525,600
     Amortization of intangibles                          20,772,100                                13,339,300       34,111,400
                                                       -------------        --------------     ---------------    -------------

     Total operating expenses                             67,829,500             5,468,200          13,339,300       86,637,000
                                                       -------------        --------------     ---------------    -------------

     Operating loss                                      (13,416,800)           (5,434,400)        (13,339,300)     (32,190,500)

Borrowing expenses                                                 -               (31,400)             31,400                -
Investment income                                      $     569,100                90,400             (60,800)         598,700
                                                       -------------        --------------     ---------------    -------------

     Loss before income taxes                            (12,847,700)           (5,375,400)        (13,368,700)     (31,591,800)

Provision for (benefit from) income taxes                   (345,500)                    -          (2,042,600)      (2,388,100)
                                                       -------------        --------------     ---------------    -------------

     Net loss                                          $ (12,502,200)       $   (5,375,400)    $   (11,326,100)   $ (29,203,700)
                                                       =============        ==============     ===============    =============

Net loss per share
     Basic                                             $       (0.51)                                             $       (1.11)
     Diluted                                           $       (0.51)                                             $       (1.11)

Average shares outstanding
     Basic                                                24,612,447                                                 26,402,363
     Diluted                                              24,612,447                                                 26,402,363

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

September 30 1999 Pro forma Information                TSI Historical      Braid (1)        Pro forma (3)      TSI Pro Forma as
                                                       --------------      -----             Adjustments      adjusted for Braid
                                                                                             -----------      ------------------
Total revenues                                         $   67,611,500   $    4,456,300      $             -   $       72,067,800

Total cost of revenues                                     15,963,700        1,691,400                    -           17,655,100
                                                       --------------   --------------      ---------------   ------------------

     Gross profit                                          51,647,800        2,764,900                    -           54,412,700

     Operating expenses                                    44,182,100        3,601,500             (726,200)          47,057,400
     Amortization of intangibles                           16,305,600                -            4,466,500           20,772,100
                                                       --------------   --------------      ---------------   ------------------

     Total operating expenses                              60,487,700        3,601,500            3,740,300           67,829,500
                                                       --------------   --------------      ---------------   ------------------

     Operating loss                                        (8,839,900)        (836,600)          (3,740,300)         (13,416,800)

Investment income                                             860,800                -             (291,700)             569,100
                                                       --------------   --------------      ---------------   ------------------

     Loss before income taxes                              (7,979,100)        (836,600)          (4,032,000)         (12,847,700)

Provision for (benefit from) income taxes                     244,000           32,100             (621,600)            (345,500)
                                                       --------------   --------------      ---------------   ------------------

     Net loss                                          $  ( 8,223,100)  $     (868,700)     $    (3,410,400)  $      (12,502,200)
                                                       ==============   ==============      ===============   ==================

Net loss per share
     Basic                                             $        (0.33)                                        $            (0.51)
     Diluted                                           $        (0.33)                                        $            (0.51)

Average shares outstanding                                 24,612,447                                                 24,612,447
     Basic                                                 24,612,447                                                 24,612,447
     Diluted

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

           TSI International Software Ltd. and Novera Software, Inc.
   Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

1. The unaudited pro forma condensed consolidated statements of operations have been prepared by combining the historical consolidated financial statements of TSI International Software Ltd. ("TSI" or the "Company"), with the historical financial information of Braid Group Limited ("Braid") and Novera Software, Inc. ("Novera"). The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 has been prepared by combining the unaudited statement of operations of TSI for the year ended December 31, 1998 with the unaudited statement of operations for Braid for the year ended January 31, 1999 and the audited statement of operations of Novera for the year ended December 31, 1998. The unaudited pro forma condensed consolidated statement of operations as of and for the nine months ended September 30, 1999 has been prepared by combining the unaudited historical financial information of TSI as of and for the nine months ended September 30, 1999, the unaudited financial information for Braid for two months ended February 28, 1999 and the unaudited financial information of Novera as of and for the nine months ended September 30, 1999.

2. The Novera acquisition is being accounted for using the purchase method of accounting. For purposes of the pro forma condensed consolidated financial statements, the estimated excess of acquisition costs over the fair value of net assets acquired is $53.4 million which is assumed to be amortized on a straight line basis over 3 years. The $53.4 million consists of the cost of the issuance of stock at a market value of $46.6 million, options valued at $9.6 million and the estimated costs of the acquisition of $2.1 million, less net assets acquired of $4.9 million. The pro forma statements of operations have been adjusted to reflect amortization of intangibles of $17.8 million for the year ended December 31, 1998 and $13.3 million for the nine months ended September 30, 1999 assuming the purchase was made on January 1, 1998.

The pro forma statements of operations for TSI and Novera include the following adjustments:

(a) To reflect the increase in amortization expense due to the amortization of intangibles on a straight-line basis over 3 years.

(b) To reflect the decrease in interest expense and decrease in interest income resulting from the payment of bank borrowings.

(c) To reflect the decrease in income tax expense resulting from the release of a portion of the Novera valuation allowance.

(d) Earnings per share is computed by dividing the net loss by the average number of common shares outstanding. The calculation assumes shares of the Company's common stock for the acquisition were outstanding for the entire period. Diluted earnings per share is the same as basic earnings per share as the potential common stock equivalents are anti-dilutive.

3. The pro forma statements of operations for TSI adjusted for Braid include the following adjustments:

(a) To reflect the increase in amortization expense due to the amortization of goodwill and other identifiable intangible assets, and the tax benefit related to other identifiable assets.

(b) To reflect the decrease in interest income resulting from the payment to Braid of $30.0 million and approximately $4.5 million in closing costs, and the related tax benefit, where applicable.

(c) To eliminate the compensation costs related to options issued by Braid which were exchanged for TSI options at the date of purchase, whose fair value is included in the purchase price and therefore included in the related goodwill amortization.

(d) Earnings per share is computed by dividing the net loss by the weighted average number of common shares outstanding. The calculation assumes that the 2,207,258 shares of the Company's common stock issued in its acquisition were outstanding for the entire period. Diluted earnings per share is the same as basic earnings per shares as the potential common stock equivalents are anti-dilutive.